SECURITY AGREEMENT

                         (EQUIPMENT AND CONSUMER GOODS)


The Climacteric Clinic, Inc.
DBA Women's Medical & Diagnostic Center
222 SW 36th Terr., Suite C
Gainesville, FL 32607


(And if more than one, each of them jointly and severally), hereinafter called "Borrower", for value received and intending to be legally bound, hereby grants to

SunBank/North Central Florida
P.O. Box 310
Ocala, FL 34478

hereinafter called "Secured Party", a security interest in the following property:

MAM - 1 Package Bennett Contour Mammography System (Serial # SN BMC-27977) consisting of CTR Generator, System Plugs, Tube, Structure, Protective Radiation Barrier, Printer, Compression Paddle, Bucky, Magnification System and Isolated Spot Compression Cup.

together with all increases, parts, fittings, accessories, equipment, and special tools now or hereafter affixed to any or any part thereof or used in connection with any thereof, and all replacements of all or any part thereof plus any returned or unearned premiums from any insurance financed by the Secured party in conjunction with this transaction (all of which is hereinafter called "Collateral"), to secure the payment of a promissory note or notes executed by Borrower in the amount of: Sixty Four Thousand and 00/100 dollars ($64,000.00) of even date herewith, and any and all extensions, modifications or renewals thereof, and also to secure the performance by Borrower of the agreements hereinafter set forth, and all liabilities or obligations (primary, secondary, direct, contingent, sole, joint or several) due, or to become due or which may be hereafter contracted or acquired of each Borrower to Secured Party (the foregoing hereinafter being called the "Liabilities").

Borrower hereby warrants and agrees that:

1. (a) Borrower is the owner of the Collateral clear of all liens and security interests except the security interest granted hereby; (b) Borrower has the right and power to make this Agreement; and (c) The Collateral is used or acquired for use primarily for the purpose checked: Personal, family or household purposes; Farm purposes; or X business purposes, and (d) if the Collateral consists of "household goods" ad defined in 12 C.F.R. 227.12 (d) or if otherwise checked here then the Collateral is being acquired with the proceeds of the loan provided for in or secured by this Agreement, and the proceeds will be used for no other purpose, and Borrower hereby authorized Secured party to disburse the proceeds or any part thereof directly to the seller of the Collateral or to the insurance agent or broker, or both, as shown on Secured Party's records.

2. (a) The Collateral will be kept at the address shown at the beginning of this Agreement, OR

Borrower will promptly notify Secured Party of any change in the location of the Collateral within said state; and Borrower will not remove the Collateral from said state without the written consent of Secured Party, (b) if the Collateral is used or acquired for use primarily for personal, family or household purposes, or for farm purposes, Borrower's residence in Florida is that shown at the beginning of this Agreement and Borrower will immediately notify Secured Party of any change in the location of said residence.

3. (a) If the Collateral is acquired or used primarily for business use and is of a type normally used in more than one state, whether or not so used, and Borrower has a place of business in more than one state, the chief place of business of Borrower is that shown at the beginning of the Agreement, OR and Borrower will immediately notify Secured Party in writing of any change in Borrower's chief place of business; and (b) if certificates of title are issued or outstanding with respect to any of the Collateral, Borrower will promptly cause the interest of Secured party to be properly noted thereon and deliver such certificates of title to Secured Party.

4. Borrower will defend the Collateral against the claims and demands of all persons, other than Secured Party, at any time claiming the same or any interest therein.

5. No Financing Statement covering any Collateral or any proceeds thereof is on file in any public office; Borrower authorized Secured party to file, in jurisdictions where this authorization will be given effect, a Financing Statement signed only by the Secured party describing the collateral in the same manner as it is describe herein; Borrower will from time to time at the request of Secured party, execute one or more Financing Statements and such other documents (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by the Secured party) and do such other acts and things, all as the Secured Party may request to establish and maintain an enforceable first priority security interest in the Collateral (free of all other liens and claims whatsoever) to secure the payment of the Liabilities.

6. Borrower will not (a) permit any liens or security interest other than Secured party's security interest, to attach to any of the Collateral; (b) permit any of the Collateral to be levied upon under legal process; (C) sell, transfer, lease, dismantle, alter, modify, or otherwise dispose of any of the Collateral or any interest therein, or offer so to do, without the prior written consent of Secured Party; (d) permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Agreement; (e) permit the Collateral to be or become a fixture (and it is



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expressly covenanted,  warranted and agreed, that the Collateral, and every part thereof, whether affixed to any realty or not, shall be and remain personal property), or to become an accession to other goods or property, or (f) locate Collateral on any property not owned or controlled by Borrower, without the prior written consent of the Secured party.

7. Borrower will (a) at all times keep the Collateral insured in amounts not less than the full insurable value thereof, against loss, damage, theft, and such other risks as Secured party may require in such companies, under such policies, in such form and for such periods, as shall be satisfactory to Secured Party, and each such policy shall provide, by New York Standard or Union Standard endorsement, that loss thereunder and proceeds payable thereunder shall be payable to Secured party as its interest may appear (and Secured Party may apply any proceeds of such insurance which may be received by Secured party toward payment of the Liabilities, whether due or not due, in such order of application as Secured Party may determine) and each such policy shall provide for a minimum of 10 days written cancellation notice to Secured party; and each such policy shall, if Secured Party so requests, be deposited with Secured Party and Secured Party may act as attorney for Borrower in obtaining, adjusting, settling, and canceling such insurance and endorsing any drafts; (b) at all times keep the Collateral free from any adverse lien security interest, or encumbrance and in good order and repair and will not waste or destroy the Collateral or any part thereof, (c) Borrower shall be obligated to pay for the placement of any Vendor Single Interest Insurance ("VSI"), or any other similar type of insurance, should the Borrower fail to adequately protect the Collateral. Should VSI or any other insurance be placed by the Secured Party, then any Earned and/or Unearned insurance Premium Refund will be credited to Borrower by the Secured party. Should the Secured Party receive any compensation for Administrative or Experience Rated Refunds due to the placement and termination of such insurance, such compensation and/or refund shall be paid to Secured Party. Any interest earned during the period of placement of such insurance any be retained by Secured Party.

8. (a) Borrower will not use the Collateral or permit the same to be used in violation of any statute, law or ordinance; and Secured Party may examine and inspect the Collateral at any time, wherever located, (b) Borrower will pay promptly when due all taxes and assessments upon the Collateral or for its use of operation or upon this Agreement or upon any note or notes or other writing evidencing the Liabilities, or any of them.

9. At its options, Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. Borrower agrees to reimburse Secured Party on demand for any payment made, or any expense incurred, by Secured Party, pursuant to the foregoing authorization, together with interest thereon at the highest lawful rate and each such payment and interest thereon shall be secured by this Security Agreement. Until default, Borrower may have possession of Collateral and use it in any lawful manner not inconsistent with this Agreement and not inconsistent with any policy of insurance thereon.

10. Borrower shall be in default under this Agreement upon the happening of any of the following events or conditions: (a) failure or omission to pay when due any Liability (or any installment thereof or interest thereon), or default in the payment or performance of any obligation, covenant, agreement, or Liability contained or referred to therein; (b) any warranty, representation, or statement made or furnished to Secured Party by or on behalf of any Borrower proves to have been false in any material respect when made or furnished; (c) loss, theft, substantial damage destruction, sale, or encumbrance to or of any of the Collateral, or the making of any levy, seizure, or attachment thereof or thereon; (d) any Obligor (which term as used herein, shall mean each Borrower and each other Party primarily or secondarily or contingently liable on any of the Liabilities) becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors, or any proceeding (including any proceeding in bankruptcy) is instituted by or against any Obligor alleging that such Obligor is insolvent or unable to pay debts as they mature; (e) entry of any judgment against any Obligor; (f) death of an Obligor who is a natural person, or of any partner of any Obligor which is a partnership; (g) dissolution, merger or consolidation, or transfer of a substantial part of the property of any Obligor which is a corporation or partnership; (h) appointment of a receiver for the Collateral or any part thereof or for any property in which any Borrower has an interest; (i) the Collateral is used by anyone to transport or store goods the possession, transportation or use of which is illegal.

11. Upon the occurrence of any such default or at any time thereafter, or whenever the Secured Party feels insecure for any reason whatsoever, Secured Party may, at its option, declare all Liabilities secured hereby or any of them (notwithstanding any provisions thereof), immediately due and payable without demand or notice of any dink and the same thereupon shall immediately become and be due and payable without demand or notice (but with such adjustments, if any, with respect to interest or other charges as may be provided for in the promissory note or other writing evidencing such Liability), and Secured party shall have any may exercise from time to time any and all rights and remedies of a Secured Party under the Uniform Commercial Code and any and all rights and remedies available to it under any other applicable law; and upon request or demand of Secured Party, Borrower shall, at its expense, assemble the Collateral and make it available to the Secured Party at a convenient place acceptable to Secured Party; and Borrower shall promptly pay all costs of Secured party of collection of any and all liabilities, and enforcement of any rights hereunder, including reasonable attorneys' fees and legal expenses and expenses of any repairs to any of the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed. Any notice of sale, disposition or other intended action by Secured Party, sent to Borrower at the address of Borrower specified above or at any other address shown on the records of Secured Party, at least five days prior to such action, shall constitute reasonable notice to Borrower, In the event of repossession Borrower authorizes Secured Party to take into custody any personal property found in or on the Collateral and to hold the same until claimed by Borrower at the principal place of business of Secured Party and in the event such personal property is not claimed within a reasonable time by Borrower, Secured Party is authorized to dispose of same. Expenses of retaking, holding preparing for sale, selling, or the like, shall include Secured Party's reasonable attorneys' fees and legal expenses. Any excess or surplus of proceeds of any disposition of any of the Collateral may be applied by Secured Party toward payment of such of the Liabilities, without marshaling of assets and in such order of application, as secured party may from time to time elect.

12. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Secured party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this Agreement. The provisions of this Agreement are cumulative and in addition to the provisions of any note secured by this Agreement, and Secured Party shall have all the benefits, rights and remedies of and under any not secured hereby. If more than one party shall execute this Agreement, the term "Borrower" shall mean all parties signing this Agreement and each of them, and all such parties shall be jointly and severally obligated hereunder provided, however, if one of the parties signing this Agreement has not executed the promissory note or notes referred to herein, said party shall have no personal liability under, or in conjunction with, said promissory note or notes. The singular pronoun, when used herein, shall include the plural and the neuter shall include masculine and feminine. If this Agreement is not dated when executed by the Borrower, the Secured Party is authorized without notice to the Borrower, to date this Agreement. This Agreement shall become effective as of the date of this Agreement. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all Liabilities of Borrower shall bind the heirs, executors, administrators, successors and assigns of each Borrower.




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13.  This  Agreement  has been  delivered  in the State of Florida  and shall be construed in accordance with laws of Florida. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be
ineffective  to  the  extent  of  such   prohibition   or  invalidity,   without
invalidating the remainder of such provision or the remaining provisions of this Agreement.

14. BORROWER AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION
HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY ENTERING INTO THIS AGREEMENT. FURTHER BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY, NO THE SECURED PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION, NO REPRESENTATIVE OR AGENT OF THE SECURED PARTY, NO SECURED PARTY'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

IN WITNESS WHEREOF, this Agreement has been duly executed as of November 18, 1994.

Signed, sealed and delivered in the presence of:

                                         Borrower(s):
                                         The Climacteric Clinic, Inc.
                                         DBA  Women's  Medical  &  Diagnostic
                                         Center 222 SW 36th Terrace,  Suite C
                                         Gainesville, FL 32607


/s/Paul Haven                            /s/Morris Notelovitz (SEAL)
- -------------                            --------------------
                                         Morris Notelovitz, President

/s/Suzanne A. Oliver                                          (SEAL)
- --------------------

                                                              (SEAL)